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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORT): OCTOBER 26, 2000


                            DEVON ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      000-30176              73-1567067
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK                  73102
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (405) 235-3611



















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ITEM 5. Other Events

       The Company announced net earnings for the quarter ended September 30, 2000 in a press release. Net earnings for the quarter ended September 30, 2000 were $164.9 million.

ITEM 7. Financial Statements and Exhibits

       (c) Exhibits

           99 Press Release dated October 26, 2000.



                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        DEVON ENERGY CORPORATION




                                        By: /s/ DANNY J. HEATLY
                                            Danny J. Heatly
                                            Vice President - Accounting


Date:  October 26, 2000
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99       Press Release dated October 26, 2000.